Kemper Adjustable Rate
U.S. Government Fund
        ANNUAL REPORT TO SHAREHOLDERS
        FOR THE YEAR ENDED AUGUST 31, 1995

Offering investors the opportunity for high current income consistent with low volatility of principal

        "This was a year when interest rates
         rose and then fell--requiring continual
         adjustment of the fund's investment mix..."

[KEMPER MUTUAL FUNDS LOGO]

            Table of
            Contents

                   3
             General
   Economic Overview

                   5
  Performance Update

                   9
       Terms to Know

                  10
Portfolio Statistics

                  11
        Portfolio of
         Investments

                  12
           Report of
Independent Auditors

                  13
Financial Statements

                  15
            Notes to
Financial Statements

                  19
Financial Highlights

At A Glance

Kemper Adjustable Rate U.S. Government Fund Total Returns for the year ended August 31, 1995 (unadjusted for any sales charge):

CLASS A         5.52%

CLASS B         4.84%

CLASS C         4.89%

LIPPER
ADJUSTABLE
RATE MORTGAGE
FUNDS CATEGORY
AVERAGE**       1.34%


NET ASSET VALUE

                                AS OF           AS OF
                               8/31/95         8/31/94
KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS A         $8.30           $8.33

KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS B         $8.31           $8.32

KEMPER ADJUSTABLE RATE U.S.
GOVERNMENT FUND CLASS C         $8.32           $8.33

Kemper Adjustable Rate U.S.
Government Fund Rankings

Compared to all other funds in the Lipper Adjustable Rate Mortgage Funds category**

                1-YEAR                  5-YEAR
CLASS A         #33 OF 72 FUNDS         #2 OF 5

CLASS B         #45 OF 72 FUNDS         N/A

CLASS C         #44 OF 72 FUNDS         N/A

**Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

DIVIDEND REVIEW

The following table shows per share dividend and yield information for the fund as of August 31, 1995.

                        CLASS A         CLASS B         CLASS C
1 YEAR INCOME:          $0.4735         $0.4005         $0.4043

AUGUST DIVIDEND:        $0.0405         $0.0353         $0.0347

ANNUALIZED
DISTRIBUTION RATE*:        5.86%           5.10%           5.00%

SEC YIELD*:                5.25%           4.77%           4.97%

*Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months. Specifically, your report now includes:

  Terms you'd need to know related to your fund

  A look at your fund's portfolio composition and how it has changed

  The duration of the fund's underlying investments.

  If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

  Kemper Mutual Funds
  Shareholder Communications
  120 South LaSalle Street
  Chicago, IL 60603

General Economic Overview

[PHOTO]

Stephen B. Timbers is chief executive and chief investment officer of Kemper Financial Services, Inc. (KFS). KFS and its affiliates manage approximately $60 billion in assets, including $42 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.


Dear Shareholder,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first several months of 1995. At this point in the year, the returns of most leading securities markets are significantly higher than they were at the same time in 1994.

        This is an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be slowing down at a comfortable pace.

        Through a series of interest rate adjustments, the Federal Reserve Board has played a critical role in controlling the pace of economic growth. Its most recent adjustment was in July when the Fed acknowledged that economic growth had slowed so much that a recession was a threat. In response, the Federal Reserve eased short-term interest rates by a small but symbolic 25 basis points. This action was significant because, since February 1994, the Fed had been raising interest rates to slow down what was considered high enough growth to rekindle troublesome inflation.

        After the interest rate cut, the government announced that the real gross domestic product (GDP) -- the value of goods and services produced in the United States -- grew at a 1.1% annual rate in the second quarter. This was a revised number, representing more than twice the growth that was originally reported, and it virtually assured that the economy was not in jeopardy of recession. At the same time, economic growth at that level did not require an immediate response, in the form of additional rate cuts, from the Fed.

        The absence of inflation is also very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, price increases are modest. In fact, plunging energy prices during the summer offset slight increases in food prices. Consumer prices through July 1995 rose at an annual rate of 3.1% -- higher than last year but still not a concern, and the GDP deflator is running at only about 2%.

        We anticipate 2% to 3% real GDP growth for the next few quarters, with the momentum likely to come from housing and foreign trade. Will the Federal Reserve Board adjust interest rates again? Additional action by the Fed at least once more in 1995 would not surprise us.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in July. The market recovered after a brief period and has started to move up again. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

        As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar is gaining strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it

General Economic Overview

Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                         NOW
                                       09/30/95     6 MONTHS AGO       1 YEAR AGO      2 YEARS AGO
                                       --------     ------------       ----------      -----------
10-year Treasury rate(1)                  6.2            7.06             7.74             5.33
Prime rate(2)                            8.75               9             7.75                6
Inflation rate(3)*                        2.9            2.86              2.9             2.84
The U.S. dollar (4)                     -1.17          -11.46            -5.28             4.03
Capital goods orders(5)*                 7.08           15.06            21.72            16.98
Industrial production (6)*                2.6             5.6             6.18             3.87
Employment Growth(7)                     1.91             2.6             3.03             2.34

*Data as of July 31, 1995
(1) Falling interest rates in recent years have been a big plus for financial assets.
(2) The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

Source: Economics Department, Kemper Financial Services, Inc.

reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,



/s/ Stephen B. Timbers
Stephen B. Timbers
Chief Investment and Executive Officer
October 11, 1995

Performance Update

[PHOTO]

Paul Sloan joined Kemper Financial Services, Inc. (KFS) in April 1995 and is a senior vice president of KFS and portfolio co-manager of Kemper Adjustable Rate U.S. Government Fund. Sloan comes to Kemper from Woodbridge Capital Management, the investment management subsidiary of Comerica, Inc., where he was the director of institutional portfolio management. Sloan graduated from the University of Detroit and earned his master's of business administration degree from Wayne State University.

[PHOTO]
Elizabeth Byrnes joined Kemper Financial Services, Inc. in 1982 and is a first vice president of KFS and portfolio co-manager of Kemper Adjustable Rule U.S. Government Fund. Byrnes received her B.S. degree from Miami University and is a certified public accountant.

Interest rate changes over the last 12 months significantly affected the appeal of adjustable rate mortgages. Portfolio Co-Managers Paul Sloan and Elizabeth Byrnes explain how they altered the types of adjustable rate mortgages (ARMs) that the fund invested in during the year and the effect of these adjustments.

        We are reporting on a fiscal--year from September 1, 1994, to August 31, 1995--when we saw both rising and falling interest rates. What kinds of adjustments did you make to the portfolio as rates continued to rise and then reversed direction?

        The fund invests primarily in adjustable rate securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Securities that are backed by adjustable rate mortgages (ARMs) are among the fund's primary investments, and the fund also invests in other U.S. government securities. This was a year when interest rates rose and then fell--requiring continual adjustment of the fund's investment mix. We selected investment opportunities, based on the changing interest rates, that enabled the fund to outperform the average of its peers in eight out of 12 months. Let's review some of the major adjustments we made and why.

        From September through December 1994, interest rates rose and the economy continued its rapid expansion. We reduced the fund's investments in ARMs because we anticipated that ARM rates would not be able to keep pace with the rapidly rising interest rates. ARMs can adjust or reset to market interest rates on a monthly, quarterly, semiannual or annual basis. However, periodic caps limit the amount that ARM rates can adjust to rising or falling interest rates during a given period. When ARMs "cap out," which is what we expected to happen, their durations extend because it takes more than one reset to adjust to market interest rates. ( Duration is a measurement of a portfolio's sensitivity to interest rates and the longer the fund's duration, the more sensitive it is to interest rate changes.) Therefore, the capped out ARMs' value to the fund would be diminished because they would no longer offer the highest interest rates available. We offset this reduction in ARMs by increasing the fund's investment in U.S. Treasuries, which had shorter durations and were less sensitive to the rising interest rates.

        ARMs represented a low of 75 percent of the fund's assets by November. The remaining 25 percent of the portfolio was invested in short-term Treasuries with maturities of less than two years. This investment mix reduced the fund's average duration to shorter than one year. The fund benefited from this shortened duration in December, when short-term rates rose and long-term rates fell. For instance, Elizabeth Byrnes joined Kemper Financial Services, Inc. in 1982 and is a first vice president of KFS and portfolio co-manager of Kemper Adjustable Rate U.S. Government Fund. Byrnes received her B.S. degree from Miami University and is a certified public accountant.

Performance Update

yields on two-year U.S. Treasuries rose in December from 7.45 percent to 7.70 percent, while at the same time yields on 30-year U.S. Treasuries declined from
8.02 percent to 7.88 percent. Since the fund generally invests in shorter-term assets and those that reset regularly, it is the movement of short-term interest rates that impacts the fund.

        By the end of December, the economy showed signs of slowing and mortgage yields began to fall as short-term interest rates stabilized and then began to decline. As short-term interest rates fell, the ARMs' longer durations made them more appealing to the fund. This was the flip side of what had occurred earlier in the year.

        Our response was to begin buying teaser rate and Government National Mortgage Association (GNMA) ARMs and to sell the short-term, short-duration Treasuries. The GNMA ARMs are securities with longer durations. Buying them was consistent with our bullish outlook that the economy would continue its slowdown and interest rates would continue to fall. Teaser rate ARMs also perform well in such an environment because they carry below market or "teaser" rates. The low rates are offered to attract borrowers to an adjustable rather than a fixed-rate mortgage and remain in place until the ARM's first interest rate reset date. At that time, the mortgage adjusts to a higher market rate. When rates fall, teaser rate mortgages offer superior returns because they have longer durations and are less susceptible to prepayments than other types of ARMs that carry higher interest rates. By the end of February, ARMs were back up to 98 percent of the fund's portfolio.


SEVERAL MARKET FORCES INFLUENCED INVESTORS
IN U.S. GOVERNMENT SECURITIES
FROM SEPTEMBER 1994 THROUGH AUGUST 1995

A. Economic growth halted

Economic growth, as measured by quarterly changes in the U.S. economy's gross domestic product (GDP), was robust throughout 1994 but fell dramatically by mid-1995.


3Q94            4
4Q94            5.1
1Q95            2.7
2Q95            1.1

Source: Barrons and The Wall Street Journal

B. in response to rising short-term interest rates

The Federal Reserve Board continued its series of interest rate hikes until early July 1995, when it announced a modest interest rate cut. This bar graph tracks the Fed's changes to the federal funds rate (the interest rate that banks charge each other for overnight loans), which is a measure of short-term interest rates.


start of fiscal year      4.8
11/15                     5.25
2/1                       5.95
7/6/95                    5.85

Source: Investment Company Institute (ICI) Mutual Fund 1995 Fact Book and The Wall Street Journal

C. but inflation posed no threat

Despite worries that the strong growth in 1994 would result in increased price inflation, the Consumer Price Index (CPI) was never a concern during the period. This graph illustrates the quarterly percentage change in the CPI. The year over year percent change in the CPI is commonly referred to as inflation.


3Q94            0.8
4Q94            0.5
1Q95            0.8
2Q95            0.9

Source:  Towers Data Systems

        In April and May the Fund outperformed the average of its peers as the government bond market rallied. We expected that the rally would drive interest rates even lower, so we began reducing the fund's investment in fully indexed ARMs. When interest rates fall, the risk of prepayments is higher with fully indexed ARMs because borrowers are likely to refinance into fixed-rate mortgages or teaser rate ARMs to take advantage of the lower interest rates. They also have shorter durations than GNMA and teaser rate ARMs and therefore don't perform as well in a declining interest rate environment. As we moved away from the fully indexed ARMs, we increased our investment in intermediate-term U.S. Treasuries with maturities of one to five years, which lengthened the fund's average duration. Taken together, these two steps enabled the fund to outperform the average of its peers for three of the last four months of the fiscal year.

Q.The fund's fiscal year includes four months of 1994, one of the worst years in the history of the bond market. Yet, the bond market more than recovered in the first several months of 1995. What, if anything, did you learn from this period?

A.More than anything, perhaps, the last 12 months highlighted the importance of staying fully invested in the market--an approach that enabled us to weather rough market conditions and enhance fund performance. By staying fully invested, shareholders more than recovered any ground lost in 1994. In addition, the net asset value of the fund remained relatively stable and the fund continued to pay relatively steady dividends.

Q.Dividends paid by the fund increased every month from September through March. Why were they reduced in May, after the bond market recovered and the fund was outperforming?

A.Since the start of the fiscal year, the monthly dividends increased nearly 20 percent. It's true that the monthly dividend now is slightly lower than its mid-year high. But remember that dividend distributions are dependent on the fund's earnings. When we sold the fund's higher coupon ARMs, we reduced the fund's income slightly. However, we were willing to trade that income potential to avoid the risk of prepayments and the possibility of a lower total return.

Q.Do you expect that interest rates will continue to fall? If so, what effect will rates have on the fund's performance?

A.We believe the economy is growing, but at a pace slow enough to allow for stable to declining interest rates. In the near term, we don't anticipate any major changes in our investment strategy. We will continue to invest in longer duration ARMs and intermediate-term government securities, which should do well in this environment.

Q.What could threaten your outlook -- and result in an adjustment of your portfolio management strategy?

A.The risk is that our assumption of a slow-growth, low inflation economy is wrong. If the economy takes off, our interest rate outlook will be inaccurate and we'd have to readjust. In that case, we'd move out of intermediate-term Treasuries and into ARMs that reset more frequently. However, we don't expect that to happen. All indicators suggest a continued slow-growth, low-inflation environment, which should be positive for the fund.

Performance Update

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

     * Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 3.5% and for Class B Shares adjustment for the applicable contingent deferred sales charge of 3%. The maximum contingent deferred sales charge is 4%. There is no sales charge for Class C Shares.

Please note the Kemper Adjustable Rate U.S. Government Fund was previously the Kemper Enhanced Government Income Fund. The fund's investment objective and policies were changed on 1/1/92. Prior to the changes, the fund's objective was to seek high current return by investing primarily in U.S. Government securities. Since the change, the fund's objective has been to seek high current income consistent with low volatility of principal. The fund seeks its new objective by investing primarily in adjustable rate U.S. Government securities. The first chart represents the life of fund performance (since 9/1/87) and the following charts represent the fund's performance under its new objective (since 1/1/92) for Class A shares.

       (1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. When reviewing the performance chart, please note that the inception date for the Lehman Brothers Adjustable Rate Index is 1/1/92. As a result, we are not able to illustrate the Life of Class performance (since 9/1/87) for the Kemper Adjustable Rate U.S.Government Fund Class A Shares. In comparing the fund's performance to the Lehman
Brothers Adjustable Rate Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

        ** Salomon Brothers 6-month T-Bill Index is an unmanaged index based on the average month yield of a 6-month Treasury Bill. Rates of Treasury obligations are fixed at issuance, and payment of principal and interest is backed by the U.S. Treasury. Market value will generally fluctuate inversely with interest rates prior to maturity and will equal par at maturity. Due to their short maturities, Treasury Bills experience very low market volatility.

        + The Lehman Brothers Adjustable Rate Index is a broad market capitalization index of the agency Adjustable Rate Mortgage market. All securities in the index have coupons that periodically adjust based on a spread over a published index, and all are government agency guaranteed. Source is Lehman Brothers.

       ++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers.

          Average Annual Total Returns*

          For periods ended August 31, 1995 (adjusted for the applicable sales charge)


                                       LIFE OF
                       1 YEAR  5 YEAR   CLASS
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND A  1.85%   6.62%   6.39%   (Since 9/1/87)

KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND B  1.85%   N/A     1.77%   (Since 5/31/94)

KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND C  4.89%   N/A     4.28%   (Since 5/31/94)

Growth of an assumed $10,000 investment in Kemper Adjustable Rate U.S. Government Fund Class A from 9/1/87 through 8/31/95


        KEMPER ADJUSTABLE RATE
           U.S. GOVERNMENT       SALOMON BROTHERS          COST OF
               CLASS A            6 MONTH T-BILL         LIVING INDEX

12/31/89        $11,489                $11,988              $11,023
12/31/91         13,973                 13,600               12,054
12/31/93         15,547                 15,641               12,745
 8/31/95         16,425                 16,948               13,365

Growth of an assumed $10,000 investment in Kemper Adjustable Rate U.S. Government Fund Class A from 1/1/92 through 8/31/95

 1/31/92        $10,000                $10,000              $10,000
12/31/92         10,236                 10,502               10,290
12/31/93         10,739                 11,130               10,573
12/31/94         10,692                 11,131               10,856
 8/31/95         11,346                 12,074               11,088

Growth of an assumed $10,000 investment in Kemper Adjustable Rate U.S. Government Fund Class B from 5/31/94 through 8/31/95


        KEMPER ADJUSTABLE RATE     LEHMAN BROTHERS
           U.S. GOVERNMENT         ADJUSTABLE RATE           CONSUMER
               CLASS B             MORTGAGE INDEX*          PRICE INDEX**

 5/31/94        $10,000                $10,000                 $10,000
12/31/94          9,958                 10,107                  10,149
 8/31/95         10,220                 10,963                  10,366

Performance Update

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND CLASS C FROM 5/31/94 THROUGH 8/31/95

                                 [LINE CHART]

        KEMPER ADJUSTABLE RATE     LEHMAN BROTHERS
           U.S. GOVERNMENT         ADJUSTABLE RATE           CONSUMER
               CLASS C             MORTGAGE INDEX*          PRICE INDEX**
                      1

5/31/94         $10,000                $10,000                $10,000
12/31/94          9,973                 10,107                 10,149
8/31/95          10,538                 10,963                 10,366


A FEW WORDS ABOUT YOUR FUND'S COMPETITIVE RANKING

There are many ways to rank mutual fund performance. This report uses data from Lipper Analytical Services Inc. Lipper Analytical Services is an independent ranking service that ranks the performance of funds with similar investment objectives. All "peer group" comparisons in this report are based on rankings of the funds listed in Lipper's adjustable rate fund category.

        In other publications, such as The Wall Street Journal, Kemper Adjustable Rate U.S. Government Fund is compared to a much broader grouping of funds. The broader category includes funds that invest in a wider variety of U.S. government securities in pursuit of their specific investment objectives. The fund's place in competitive rankings published elsewhere will depend on the criteria used to create the peer group.

Terms To Know

AVERAGE ANNUAL TOTAL RETURN Average annual total return is a fund's total return expressed as an annualized average, adjusted for the maximum sales charge for Class A Shares or the contingent deferred sales charge in effect at the end of the period for Class B Shares.

ADJUSTABLE RATE MORTGAGES (ARMS) ARMs are mortgages whose interest rates adjust periodically based on changes to a corresponding index rate. To protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest rate caps. An interest rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

Portfolio Statistics

PORTFOLIO COMPOSITION
Based on a percent of net assets and includes certain adjustments

                                    On 8/31/95    On 8/31/94
Government agencies ARMs                91%           88%
Adjustable rate securities (ARMs)       --             2
Fixed rate agency securities             1             2
Intermediate government bonds            8            --
Cash and equivalents                    --             8
                                       100%          100%


          [PIE CHART]                   [PIE CHART]







Duration
              On 8/31/95       On 8/31/94
                4.72 years      3.37 years

Portfolio of Investments
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
August 31, 1995
(Dollars in thousands)




                                                            Coupon                      Principal
U.S. government obligations        Type                     rate           Maturity     amount           Value
================================================================================================================
FEDERAL HOME LOAN               Adjustable Rate
MORTGAGE CORPORATION --         Mortgages                   7.31%            2019        $   8,926     $   9,221
51.8%                                                       7.626            2020            3,729         3,831
(Cost: $66,782)                                             8.176-8.50       2022           10,218        10,517
                                                            6.16             2023            3,512         3,584
                                                            6.234            2024            9,070         9,294
                                                            6.125-7.00       2025           29,232        29,970
                                Fixed Rate Collateralized
                                Mortgage Obligations       11.25             2010              499           547
                                                           11.00             2014              230           253
                                --------------------------------------------------------------------------------
                                                                                                          67,217
================================================================================================================
GOVERNMENT                      Adjustable Rate
NATIONAL MORTGAGE               Mortgages                   7.50             2024            9,505         9,745
ASSOCIATION --                                              5.50-8.00        2025           22,526        22,773
25.5%                           Pass-through
(Cost: $32,656)                 Certificates               11.00             2018              523           572
                                --------------------------------------------------------------------------------
                                                                                                          33,090
================================================================================================================
FEDERAL NATIONAL                Adjustable Rate
MORTGAGE ASSOCIATION --         Mortgages                   7.915            2021            2,727         2,805
15.3%                                                       7.592-7.823      2023           11,752        12,040
(Cost: $19,749)                                             7.127            2025            4,847         4,974
                                --------------------------------------------------------------------------------
                                                                                                          19,819
================================================================================================================
U.S. TREASURY                   Notes                       9.25             1996            8,000         8,103
SECURITIES --                                               8.25             1998            1,000         1,060
10.0%                                                       9.125            1999            3,500         3,853
(Cost: $13,121)
                                --------------------------------------------------------------------------------
                                                                                                          13,016
================================================================================================================
MONEY MARKET                    Yield-5.90% and 5.96%,
INSTRUMENTS --                  Due-September 1995
7.2%                            Bridgestone/Firestone Inc.                                   4,400         4,400
(Cost: $9,396)                  ENSERCH Corporation                                          5,000         4,996
                                --------------------------------------------------------------------------------
                                                                                                           9,396
                                --------------------------------------------------------------------------------
                                TOTAL INVESTMENTS--109.8%
                                (Cost: $141,704)                                                         142,538
                                --------------------------------------------------------------------------------
                                LIABILITIES, LESS CASH AND OTHER ASSETS--(9.8)%                          (12,781)
                                --------------------------------------------------------------------------------
                                NET ASSETS--100%                                                        $129,757
                                --------------------------------------------------------------------------------

Notes to Portfolio of Investments

Adjustable rate securities make up 90% of total investments at August 31, 1995. The coupon rates vary with a selected index at specified intervals and the rates shown are the effective rates on August 31, 1995. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $141,704,000 for federal income tax purposes at August 31, 1995 the aggregate gross unrealized appreciation was $979,000, the aggregate gross unrealized depreciation was $145,000 and the net unrealized appreciation of securities was $834,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

        We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Adjustable Rate U.S. Government Fund as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Adjustable Rate U.S. Government Fund at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Chicago, Illinois
October 13, 1995

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
(in thousands)

ASSETS
Investments, at value
(Cost: $141,704)                                   $ 142,538
------------------------------------------------------------
Cash                                                      93
------------------------------------------------------------
Receivable for:
  Fund shares sold                                        60
------------------------------------------------------------
  Investments sold                                     1,358
------------------------------------------------------------
  Interest                                             1,260
------------------------------------------------------------
    TOTAL ASSETS                                     145,309
============================================================

LIABILITIES AND NET ASSETS
Payable for:
  Dividends                                              206
------------------------------------------------------------
  Fund shares redeemed                                   122
------------------------------------------------------------
  Investments purchased                               15,050
------------------------------------------------------------
  Management fee                                          60
------------------------------------------------------------
  Administrative services fee                             23
------------------------------------------------------------
  Custodian and transfer agent fees and related
    expenses                                              50
------------------------------------------------------------
  Other                                                   41
------------------------------------------------------------
    Total liabilities                                 15,552
------------------------------------------------------------
NET ASSETS                                          $129,757
============================================================

ANALYSIS OF NET ASSETS
Paid-in capital                                     $139,617
------------------------------------------------------------
Accumulated net realized loss on sales of
  investments                                        (11,598)
------------------------------------------------------------
Net unrealized appreciation of investments               834
------------------------------------------------------------
Undistributed net investment income                      904
------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING         $129,757
============================================================

THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($123,808 / 14,911 shares outstanding)               $8.30
------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)          $8.60
============================================================
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($4,836 / 582 shares outstanding)                    $8.31
------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  per share ($1,113 / 133.7 shares outstanding)        $8.32
============================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS

Year ended August 31, 1995
(in thousands)

NET INVESTMENT INCOME
Interest income                                           $ 11,056
------------------------------------------------------------------
Expenses:
  Management fee                                               887
------------------------------------------------------------------
  Administrative services fee                                  312
------------------------------------------------------------------
  Distribution services fee                                     43
------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses       451
------------------------------------------------------------------
  Reports to shareholders                                       65
------------------------------------------------------------------
  Professional fees                                             35
------------------------------------------------------------------
  Trustees' fees and other                                      18
------------------------------------------------------------------
    Total expenses                                           1,811
------------------------------------------------------------------
NET INVESTMENT INCOME                                        9,245
==================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sales of investments
  (including options purchased)                             (2,981)
------------------------------------------------------------------
  Net realized loss from futures transactions                 (320)
------------------------------------------------------------------
    Net realized loss                                       (3,301)
------------------------------------------------------------------
  Change in net unrealized depreciation on investments       2,153
------------------------------------------------------------------
Net loss on investments                                     (1,148)
------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $  8,097
==================================================================


STATEMENT OF CHANGES IN NET ASSETS
(in thousands)

                                                   YEAR ENDED AUGUST 31,
                                                       1995       1994
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                            $  9,245        8,947
------------------------------------------------------------------------
  Net realized loss                                  (3,301)      (4,926)
------------------------------------------------------------------------
  Change in net unrealized depreciation               2,153       (2,831)
------------------------------------------------------------------------
Net increase in net assets
resulting from operations                             8,097        1,190
------------------------------------------------------------------------
Net equalization (charges) credits                     (591)          36
------------------------------------------------------------------------
Distribution from net investment income              (9,118)     (10,570)
------------------------------------------------------------------------
Net decrease from capital share transactions        (71,446)        (535)
------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                        (73,058)      (9,879)
========================================================================

NET ASSETS
Beginning of year                                   202,815      212,694
END OF YEAR (INCLUDING UNDISTRIBUTED NET
INVESTMENT INCOME OF $904 FOR 1995 AND
$1,363 FOR 1994)                                   $129,757      202,815
========================================================================

Notes to Financial Statements



1 DESCRIPTION OF THE FUND


Kemper Adjustable Rate U.S. Government Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class
C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. The Fund may offer, to a limited group of investors, Class
I shares (none sold through August 31, 1995) which are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

2 SIGNIFICANT
  ACCOUNTING POLICIES

INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis. Realized and unrealized gains and losses on financial futures and options are included in net realized and unrealized gain (loss) on investments, as appropriate.

The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At August 31, 1995 the Fund had $15,034,000 in purchase commitments outstanding (12% of net assets), with a corresponding amount of assets designated.

Notes to Financial Statements


FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS.   The Fund has
complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at August 31, 1995, amounting to approximately $11,586,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1997 through 2004.

Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

Distributions are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

3 TRANSACTIONS
  WITH AFFILIATES

MANAGEMENT AGREEMENT. The Fund has a management agreement with Kemper
Financial Services, Inc. (KFS) and pays a management fee at an annual rate of
 .55% of the first $250 million of average daily net assets declining gradually to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $887,000 for the year ended August 31, 1995.

UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.(KDI). As principal underwriter for the Fund, KDI retained commissions of $22,000 for the year ended August 31, 1995, for sales of Class A shares, after allowing $161,000 as commissions to retail firms, of which $40,000 was paid to firms affiliated with KDI. For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms that provide distribution services to investors. KDI compensates these

Notes to Financial Statements

firms at various rates for sales of Class B and Class C shares. During the year ended August 31, 1995, the Fund incurred a distribution services fee for Class B and Class C shares of $43,000 and KDI paid $127,000 for commissions and distribution fees to firms, including $45,000 to firms affiliated with KDI. In addition, KDI received $30,000 of contingent deferred sales charges.

ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. For the year ended August 31, 1995, the Fund incurred an administrative services fee of $312,000 and KDI paid $320,000 to firms, including $76,000 that was paid to firms affiliated with KDI.

SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's custodian and transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended August 31, 1995, the custodian remitted shareholder service fees of $396,000 to KSvC.

OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. For the year ended August 31, 1995, the Fund made no payments to its officers and incurred trustees' fees of $14,000 to independent trustees.

4 INVESTMENT
  TRANSACTIONS

For the year ended August 31, 1995, investment transactions (excluding short-term instruments) are as follows (in thousands):

Purchases                   $526,942
Proceeds from sales          595,890

Notes to Financial Statements

5 CAPITAL SHARE
  TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                YEAR ENDED AUGUST 31,
                                         1995                          1994
                                 SHARES         AMOUNT          SHARES        AMOUNT
                                 -------       ---------       ---------    ----------
SHARES SOLD
--------------------------------------------------------------------------------------
Class A                            4,898       $  39,971         13,585       $114,850
--------------------------------------------------------------------------------------
Class B                              605          4,993            492          4,113
--------------------------------------------------------------------------------------
Class C                              169          1,399            116            973
--------------------------------------------------------------------------------------
SHARES ISSUED IN REINVESTMENT
OF DIVIDENDS
--------------------------------------------------------------------------------------
Class A                              737          6,072            892          7,682
--------------------------------------------------------------------------------------
Class B                               24            195              1             14
--------------------------------------------------------------------------------------
Class C                                6             49             --             --
--------------------------------------------------------------------------------------
SHARES REDEEMED
--------------------------------------------------------------------------------------
Class A                          (14,546)      (119,011)       (15,198)      (127,781)
--------------------------------------------------------------------------------------
Class B                             (478)        (3,932)           (31)          (261)
--------------------------------------------------------------------------------------
Class C                             (142)        (1,182)           (15)          (125)
--------------------------------------------------------------------------------------
CONVERSION OF SHARES
--------------------------------------------------------------------------------------
Class A                               31            262             --             --
--------------------------------------------------------------------------------------
Class B                              (31)          (262)            --             --
--------------------------------------------------------------------------------------
NET DECREASE
FROM CAPITAL
SHARE TRANSACTIONS                            $ (71,446)                     $   (535)
======================================================================================


6 FINANCIAL FUTURES
  CONTRACTS

In order to take advantage of anticipated market conditions, the Fund has entered into exchange traded financial futures contracts as described below. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian of a specified amount of cash or eligible securities. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market price of the futures contract fluctuates. At August 31, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $219,000. At August 31, 1995, the Fund had outstanding financial futures contracts as follows:


                                FACE                         EXPIRATION      GAIN AT
TYPE                           AMOUNT           POSITION       MONTH         8/31/95
-------------------------------------------------------------------------------------
U.S. Treasury
Securities                    $7,500,000           Long       December         $5,000


Financial Highlights

                                                                          Class A
                                                 -----------------------------------------------------------
                                                                                          JULY 1,
                                                                                          1991 TO      YEAR ENDED
                                                           YEAR ENDED AUGUST 31,         AUGUST 31,     JUNE 30,
                                                   1995      1994      1993      1992      1991          1991
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $8.33      8.68      8.63      8.37      8.21           8.21
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .48       .34       .47       .63       .13            .79
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          (.04)     (.29)      .02       .22       .17            .02
------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .44       .05       .49       .85       .30            .81
------------------------------------------------------------------------------------------------------------------
Less distribution
from net investment income                          .47       .40       .44       .59       .14            .81
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.30      8.33      8.68      8.63      8.37           8.21
==================================================================================================================
TOTAL RETURN                                       5.52%      .59      5.87     10.56      3.62          10.33
==================================================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.10%      .93       .21       .28      1.09           1.07
------------------------------------------------------------------------------------------------------------------
Net investment income                              5.76      3.96      5.44      7.02      9.45           9.62
------------------------------------------------------------------------------------------------------------------

                                                   Class B                  Class C
                                       ---------------------------   ---------------------------
                                              Year        May 31,           Year         May 31,
                                             ended        1994 to          ended         1994 to
                                           August 31,    August 31,      August 31,     August 31,
                                              1995         1994             1995           1994
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $8.32           8.37           8.33           8.37
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .43            .07            .43            .08
-----------------------------------------------------------------------------------------------
  Net realized and unrealized loss            (.04)          (.04)          (.04)          (.04)
-----------------------------------------------------------------------------------------------
Total from investment operations               .39            .03            .39            .04
-----------------------------------------------------------------------------------------------
Less distribution
from net investment income                     .40            .08            .40            .08
-----------------------------------------------------------------------------------------------
Net asset value, end of period               $8.31           8.32           8.32           8.33
===============================================================================================
Total return                                  4.84%           .34           4.89            .47
===============================================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses                                      1.85%          1.96           1.79           1.88
-----------------------------------------------------------------------------------------------
Net investment income                         5.01           3.36           5.07           3.52
-----------------------------------------------------------------------------------------------

SUPPLEMENTAL FUND DATA


                                                                                       July 1,
                                                                                      1991 to     Year ended
                                                Year ended August 31,                 August 31,    June 30,
                                         1995        1994        1993        1992        1991         1991
------------------------------------------------------------------------------------------------------------
Net assets at end of period
(in thousands)                       $129,757     202,815     212,694     174,967      76,749         75,012
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   308%        533         138         309         228            259
============================================================================================================

NOTES: KFS agreed to waive its management fee and absorb certain operating expenses during a portion of the fiscal year ended August 31, 1992.
Thereafter, these expenses were gradually reinstated from December 31, 1992 through January 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90% for the year ended August 31, 1994, .95% and 4.70% for the year ended August 31, 1993, and .90% and 6.40% for the year ended August 31, 1992.

Ratios have been determined on an annualized basis. Total return is not annualized and does not reflect the effect of any sales charges.

Trustees and Officers

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS
J. PATRICK BEIMFORD, JR.
Vice President

ELIZABETH A. BYRNES
Vice President

JOHN E. PETERS
Vice President

PAUL F. SLOAN
Vice President

PHILIP J. COLLORA
Vice President
and Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary



LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141
                                1-800-621-1048

CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

INVESTMENT MANAGER              KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                120 S. LaSalle Street
                                Chicago, IL 60603




[LOGO] Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.             [KEMPER MUTUAL FUNDS LOGO]
KARGF - 2 (10/95)                                                   1004930
                                                      Printed in the U.S.A.